Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to §906 of the Sarbanes-Oxley Act of 2002 (pursuant to 18 U.S.C. §1350) each of the undersigned officers of The Brickman Group, Ltd. hereby certify, with respect to its Report on Form 10-Q for the period ended March 31, 2006 (the “Report”) that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2006

/s/ Scott W. Brickman
Scott W. Brickman
Chief Executive Officer

/s/ Charles B. Silcox
Charles B. Silcox
Chief Financial Officer

This certification accompanies each Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of §18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.